UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 14, 2005

SMART & FINAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10811	95-4079584
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Citadel Drive City of Commerce, California	90040
(Address of principal executive offices)	(Zip Code)

(323) 869-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 14, 2005, the Company issued a News Release announcing that it has reached an agreement in principle to settle a class action lawsuit and announcing that its Board of Directors has approved a stock repurchase program. A copy of the Company’s News Release discussing this matter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits

99.1	News Release dated September 14, 2005 entitled “Smart and Final Reaches Proposed Settlement of California Wage-and-Hour Class Action Lawsuit—Common Stock Repurchase Program Authorized”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART & FINAL INC.

Date:	September 15, 2005	By:	/s/ Richard N. Phegley
Richard N. Phegley Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release of Smart & Final Inc. dated September 14, 2005

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